UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On October 19, 2011, Hecla Mining Company (the “Company”) announced the appointment of Lawrence P. Radford as Vice President - Operations.  The Company’s Board of Directors (the “Board”) approved an Indemnification Agreement with Mr. Radford, effective October 19, 2011.  Mr. Radford’s Indemnification Agreement is substantially identical to prior indemnification agreements entered into with other executive officers of the Company.  As part of Mr. Radford’s employment, he will receive a base salary of $300,000 and is eligible for an annual bonus with a target for his position of 60% of base salary, with the opportunity to receive an additional bonus amount depending on the Company’s performance.  Mr. Radford will also be eligible to participate in the Company’s Long-Term Incentive Plan, on terms approved by the Board, and the Company’s other employee benefits.

The material terms of the Indemnification Agreement are set forth in Exhibit 10.7 to Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and which are incorporated herein by reference as Exhibit 10.1.

In connection with his appointment, Mr. Radford will receive 26,000 shares of restricted common stock.  13,000 shares will be granted under the terms of the Company’s Key Employee Deferred Compensation Plan.  Those 13,000 shares of the restricted stock will vest on October 19, 2012.  The remaining 13,000 shares of restricted common stock will be granted under the terms of the 2010 Stock Incentive Plan and will vest on March 14, 2014.  In addition to the above restricted stock grants, Mr. Radford will receive a grant of 13,000 shares of restricted stock under the Kay Employee Deferred Compensation Plan, which will vest on June 8, 2012; 13,000 shares of restricted stock under the 2010 Stock Incentive Plan, which will vest on March 14, 2014; and 26,000 shares of restricted stock under the 2010 Stock Incentive Plan, which will vest on August 5, 2016.

The Company will also reimburse Mr. Radford for all reasonable relocation expenses, including reimbursement of any real estate sales commission and normal seller related closing costs on his home up to the amount of $35,000.

Item 5.02                      Departure, Election, or Appointment of Directors or Officers

The Board appointed Lawrence P. Radford as the Company’s Vice President - Operations.  Mr. Radford was appointed based on his extensive background and experience in the mining industry.  Prior to his appointment, Mr. Radford was acting Regional Vice President for South American operations for Kinross Gold Corporation, where he was responsible for the operations of the La Coipa and Maricunga mines. Mr. Radford also served as a Vice President of Strategic Mine Planning for Kinross Technical Services, and Vice President and General Manager of the Fort Knox mine in Alaska.  He has over thirty of experience in the mining industry.

See Item 1.01 above, incorporated herein by reference, for a description of Mr. Radford’s employment arrangements with the Company.

A copy of the press release dated October 19, 2011, announcing the appointment of Mr. Radford is attached hereto as Exhibit 99.1 and incorporated herein by reference.

2

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

10.1
Indemnification Agreement dated October 19, 2011, between Hecla Mining Company and Lawrence P. Radford, incorporated by reference herein to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. (1)

99.1	News Release dated October 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            October 19, 2011
Hecla Mining Company

By:	/s/ David C. Sienko
David C. Sienko
Vice President – General Counsel

3